Inventories	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Inventories

5. Inventories

As of December 31, 2011 and December 31, 2010, inventories consisted of the following:

	2011	2010
Raw materials and purchased components	$163,030	$158,163
Work in process	60,128	56,345
Finished goods	610,569	475,641
Healthcare supplies	133,769	118,948
Inventories	$967,496	$809,097

Under the terms of certain unconditional purchase agreements, including the Venofer® license , distribution, manufacturing and supply agreement (the “Venofer® Agreement”) signed with Luitpold Pharmaceuticals, Inc. and American Regent, Inc. in 2008, the Company is obligated to purchase approximately $2,598,132 of materials, of which $532,974 is committed at December 31, 2011 for 2012. The terms of these agreements run 1 to 14 years. At December 31, 2010, the Company was obligated to purchase approximately $2,164,532 of materials, of which $374,083 was committed at that date for 2011. At December 31, 2009, the Company was obligated to purchase approximately $2,414,214 of materials, of which $407,889 was committed as of that date for 2010. Due to renegotiations of the Venofer® Agreement during the third quarter of 2011 the unconditional purchase obligation for Venofer® decreased by $242,658 as of December 31, 2011 as compared to the obligation under the old contracts.

Healthcare supplies inventories as of December 31, 2011 and 2010 include $47,654 and $32,987, respectively, of Erythropoietin ("EPO"), which is supplied by a single source supplier in the United States. Effective January 1, 2012, the Company entered into a new three-year sourcing and supply agreement with its EPO supplier. Delays, stoppages, or interruptions in the supply of EPO could adversely affect the operating results of the Company.